SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 17, 2012
THOMAS PROPERTIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50854	20-0852352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 South Flower Street, Sixth Floor Los Angeles, California	90071
(Address of principal executive offices)	(zip code)
(Registrant's telephone number, including area code)
213-613-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Purchase and Sale Agreement
On September 18, 2012, TPG-401 Congress REIT LLC, TPG-300 West 6th Street REIT LLC, TPG-San Jacinto Center REIT LLC, TPG-One Congress Plaza REIT LLC, TPG-One American Center REIT LLC, TPG-Park 22 REIT LLC, TPG-Westech 360 REIT LLC, and TPG-Great Hills Plaza REIT LLC, each a Delaware limited liability company (“Sellers”) entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with TPG/CalSTRS Austin, LLC, a Delaware limited liability company (“Purchaser”), pursuant to which Purchaser agreed to acquire all of the equity interests in TPG-Austin Portfolio Holdings, LLC, the indirect owner of an eight-building, approximately three-million square foot portfolio of office properties in downtown and suburban Austin, Texas (the “Portfolio”). The transactions closed upon the execution and delivery of the Purchase and Sale Agreement. The purchase price was $859 million, subject to customary closing prorations and adjustments. The purchase of the equity interests pursuant to the Purchase and Sale Agreement is subject to certain existing mortgage loans with a combined balance of $626 million, and the Purchaser will be bound by the existing loan documents after the closing. Through its subsidiary, TPG Austin Partner, LLC, Thomas Properties Group, L.P. contributed $111 million for its equity interest.
The Purchase and Sale Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K. The description of the Purchase and Sale Agreement herein does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement filed herewith.
Operating Agreement of TPG/CalSTRS Austin, LLC
As of September 17, 2012, California State Teachers' Retirement System, a public entity (“CalSTRS”), and TPG Austin Partner, LLC, a Delaware limited liability company (“TPG Austin Partner”), entered into the Operating Agreement of TPG/CalSTRS Austin, LLC (the “Operating Agreement”). The sole purpose of TPG/CalSTRS Austin, LLC is to (a) enter into the Purchase and Sale Agreement and consummate the acquisition, ownership, renovation, management, financing, leasing, operation and maintenance of the Portfolio, (b) hold the Portfolio for investment purposes until disposition, and (c) conduct other activities with respect to, and realize and optimize the economic return from, the Portfolio. Each of CalSTRS and TPG Austin Partner has a 50% interest in the capital, profits and losses, and distributions of and from TPG/CalSTRS Austin, LLC. The Operating Agreement contains customary representations and warranties of CalSTRS and TPG Austin Partner.
The Operating Agreement is filed as Exhibit 2.2 to this Current Report on Form 8-K. The description of the Operating Agreement herein does not purport to be complete and is qualified in its entirety by reference to the Operating Agreement filed herewith.
Subscription Agreement by and among MIRELF IV REIT Austin, LLC, Thomas Properties Group, L.P., and TPG Austin Partner, LLC
As of September 17, 2012, MIRELF IV REIT Austin, LLC, a Delaware limited liability company (“Madison”), Thomas Properties Group, L.P., a Maryland limited partnership (“TPG”) and TPG Austin Partner entered into a Subscription Agreement (the “Subscription Agreement”) whereby (a) Madison will acquire a 33.33% limited liability company membership interest in TPG Austin Partner , (b) TPG and Madison will enter into an Amended and Restated Limited Liability Company Agreement (the “TPG Austin Partner Agreement”), and (c) TPG Austin Partner will distribute the Madison contribution to TPG. The Subscription Agreement requires Madison to contribute $35 million, plus interest at 9% per annum until the funds are contributed, as its initial capital contribution. The Subscription Agreement contains customary representations and warranties of Madison and TPG and is subject to certain customary closing conditions. The closing is currently expected to occur on or before September 30, 2012, (the “Closing Date”), subject to the satisfaction of such closing conditions. Pursuant to a stockholders agreement dated May 29, 2012, Madison International Realty has the right to designate one individual for nomination to the Company's board of directors, and Bradley Carroll, an employee of of Madison International Realty, currently serves as a director on the Company's board of directors.
A form of the Amended and Restated Limited Liability Company Agreement of TPG Austin Partner is included as Exhibit B to the Subscription Agreement. On the Closing Date, TPG and Madison intend to enter into the Amended and Restated TPG Austin Partner Agreement, the purpose of which is to set forth the respective rights and obligations of TPG and Madison as members of TPG Austin Partner. TPG is the sole Managing Member of TPG Austin Partner. Madison and TPG each agree to contribute additional capital to TPG Austin Partner as required for the business of TPG/CalSTRS Austin, LLC, up to limits specified in the Amended and Restated TPG Austin Partner Agreement. The sole business and purpose of TPG Austin Partner is to engage in activities and exercise powers that are related or incidental to holding an interest in TPG/CalSTRS Austin, LLC. The Amended and Restated TPG Austin Partner Agreement contains customary representations and warranties of Madison and TPG.
The Subscription Agreement, including its Exhibit B, the Amended and Restated TPG Austin Partner Agreement, is filed as Exhibit 2.3 to this Current Report on Form 8-K. The descriptions of the Subscription Agreement and the Amended and Restated

TPG Austin Partner Agreement herein do not purport to be complete and are qualified in their entirety by reference to the Subscription Agreement and Amended and Restated TPG Austin Partner Agreement filed herewith.
The Company's press release dated September 19, 2012 announcing the acquisition of the Portfolio is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets
On September 18, 2012, TPG/CalSTRS Austin, LLC acquired all of the equity interests in an eight-building, three million-square-foot portfolio of office properties in Austin, Texas. The purchase price for the portfolio was $859 million. As part of the transaction, TPG/CalSTRS Austin, LLC assumed five existing first mortgage loans totaling $626 million.
Thomas Properties Group, L.P. and CalSTRS have formed a new venture, TPG/CalSTRS Austin, LLC, to own the portfolio. Thomas Properties Group, L.P.'s subsidiary, TPG Austin Partner, LLC, is the managing member with a 50% interest and CalSTRS owns the remaining 50% interest. Separately, Thomas Properties Group, L.P. has entered into an agreement with an affiliate of Madison International Realty whereby its affiliate will acquire a one-third interest in TPG Austin Partner, LLC. Pursuant to a Stockholders Agreement dated May 29, 2012, Bradley Carroll, an employee of Madison International Realty, currently serves as a director on the Company's board of directors.
A description of the material definitive agreements entered into by Thomas Properties Group, L.P. is contained in Item 1.01, Entry into a Material Definitive Agreement, of this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.
The press release announcing the transaction is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired will be filed by the Company in the time period allowed.
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

Exhibit No.	Description

2.1 -
Purchase and Sale Agreement Between TPG-401 Congress REIT LLC, TPG-300 West 6th Street REIT LLC, TPG-San Jacinto Center REIT LLC, TPG-One Congress Plaza REIT LLC, TPG-One American Center REIT LLC, TPG-Park 22 REIT LLC, TPG-Westech 360 REIT LLC, and TPG-Great Hills Plaza REIT LLC as Sellers and TPG/CalSTRS AUSTIN, LLC As Purchaser dated September 18, 2012

2.2 -	Operating Agreement of TPG/CalSTRS AUSTIN, LLC dated September 17, 2012
2.3 -	Subscription Agreement by and among MIRELF IV REIT Austin, LLC, Thomas Properties Group, L.P., and TPG Austin Partner, LLC dated September 17, 2012.
99.1 -	Press Release of Thomas Properties Group, Inc. dated September 19, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS PROPERTIES GROUP, INC.

/s/ DIANA M. LAING
Diana M. Laing
Chief Financial Officer
September 21, 2012